(Front cover)
(graphic: picture of building)

JPMorgan Funds
Value Opportunities Fund
Semi-annual Report June 30, 2002 (Unaudited)
(Logo: JP Morgan Fleming Asset Management)

Contents

President's Letter                     1
Investment Advisor Commentary          3
Portfolio of Investments               6
Financial Statements                   9
Notes to Financial Statements         12
Financial Highlights                  16

HIGHLIGHTS
- Fund Begins Transition
- Recovering Economy
- Fund's Performance

NOT FDIC INSURED May lose value / No bank guarantee
JPMorgan Funds are distributed by J.P. Morgan Fund Distributors, Inc.

JPMorgan Value Opportunities Fund

President's Letter                                              August 2, 2002

Dear Fellow Shareholders:

This is the first semi-annual report to shareholders for the JPMorgan Value Opportunities Fund, covering the six-month period ending on June 30, 2002. The report follows the format for shareholder reports used by the other mutual funds in the JPMorgan Funds family; therefore, this format differs somewhat from our previous reports on behalf of The Growth Fund of Washington, the predecessor fund of the JPMorgan Value Opportunities Fund.

Following this President's Letter is a more detailed report of the Fund's investment adviser, J.P. Morgan Investment Management, Inc., which discusses how the Fund has performed and presents data about the Fund's holdings. Future reports, after the Fund has had a full year of operation under its new adviser, will include performance charts as well.

Transition Period

In December 2001, shareholders of the Fund approved new investment objectives and policies to mandate investment in large and mid-sized companies without regard to geographic location. Consistent with this new mandate, the Fund has, during the past six months, significantly expanded its holdings, increasing both the number of companies held and the industry sectors represented: as of June 30, 2002, the Fund held common stocks in 46 companies in 25 different industry sectors. We expect that the Fund's investment adviser will continue to expand the Fund's holdings, as it seeks undervalued securities that will also more broadly diversify the Fund's holdings.

During this six month period, the Fund outperformed major stock indexes, including the Dow Jones Industrial Average, the Standard & Poor's 500 stock composite index and the Russell 1000 Value Index, the Fund's new benchmark. At March 31, 2002, the Fund was up 4.1% for the year, but with the steep market decline, particularly in late June, the Fund's performance ended down 4.2% for the six month period ending on June 30, 2002.

Recovering Economy, But A Difficult Stock Market

While the economy has somewhat improved, there are doubts about the on-going strength of the recovery. During the first quarter of 2002, the economy grew at an annual rate of 5.0%, measured in gross domestic product (GDP). Although that GDP growth rate was not expected to be sustained, the economy continued to expand during the second quarter at a GDP rate of about 1.1%.

Despite the improving economy, the stock market, as measured by broad based indexes, moved downward, particularly after March with the steepest decline coming in late June (and continuing into July). Ongoing worries about corporate earnings, terrorism and international instability have hurt investor confidence throughout the period, and more recent announcements of various corporate governance and accounting problems and other abuses have no doubt undermined _ at least for the short-term _ any positive contribution that a recovering economy might make to the performance of the stock market. Certainly, the crisis in confidence was reflected in stock prices that, at June 30, were near the stock market lows following the tragedies of September 11, 2001.

We are hopeful that a strong response by industry, the stock exchanges and regulators addressing financial abuses will help bring stock market performance back into line with national economic performance. At the same time, careful stock selection is especially important and we remain confident in the skills of our Fund's investment adviser. Throughout much of the past six months, the Fund performed quite well, and we remain optimistic about its future.

As always, we welcome your questions and comments and look forward to reporting to you again in six months.

Sincerely yours,

(Signature)

Jeffrey L. Steele
President

JPMorgan Value Opportunities Fund
As of June 30, 2002

Q: How did the Fund perform?
A: JPMorgan Value Opportunities Fund, which seeks to provide long-term capital appreciation, decreased 4.2% (A shares, no sales charge) during the six-month period ended June 30, 2002. This compares with a decline of 4.8% and 13.2% for the Russell 1000 Value Index and the Standard & Poor's 500 Index, respectively, during the same period.

Q: Why did the Fund perform as it did?
A: In the first quarter, performance was enhanced most by investments in the energy, finance and healthcare sectors. In the energy sector, Exxon, a major holding, and Devon Energy, an exploration and production company, benefited from rising energy prices. In the finance sector, Wachovia, a regional bank, saw costs drop as merger-related synergies appeared. In the healthcare sector, CIGNA gained when investors realized that it was undervalued relative to other HMOs. Detracting from performance were Tyco International and holdings of the government housing agencies Fannie Mae and Freddie Mac. Tyco fell substantially during the quarter on accounting and other concerns. The housing agencies fell when investors grew nervous about rising mortgage interest rates.

The Fund's position in Tyco also detracted from performance in the second quarter, as did holdings in Fannie Mae, Freddie Mac and Philip Morris. Positive returns from Motorola, Jones Apparel and The Washington Post were not enough to offset this negative performance.

Q: How was the Fund managed?
A: The Fund invests primarily in equity securities of medium and large capitalization companies, employing a value-oriented investment approach to find stocks that are trading at reasonable valuations. To guide its selections, the Fund's investment adviser conducts bottom-up research in an attempt to determine a company's long-term potential.

Q: What's ahead?
A: Equity markets will likely continue on their variable path, at least until corporations are able to clearly articulate their growth and earning prospects. Beyond this, investors will be looking for clear signs of economic and corporate strength, and ebbing news about corporate skullduggery.

Looking at the U.S. economy, the building blocks needed to move the economy forward appear to be in place. Inflation, for example, is tame and interest rates remain at a 40-year low of 1.75%. We are also beginning to see signs that capital expenditures are at last picking up, thus lessening our reliance on consumer spending to support future economic growth. On the whole, we expect that the economy will grow by 2.8% in 2002, an improvement over the 1.2% growth rate for 2001.

Presently, the Federal Reserve's Beige Book is indicating an up-tick in economic activity across many regions. Even so, we remain attuned to shifting consumer data, as a slowdown in consumer spending, or weakness in the U.S. housing market would dampen both the economy and the stock market. We are also focusing our attention on capital expenditures and where companies choose to make investments, with an eye toward a possible turnaround in the much beleaguered technology sector.

(Graphic: Pie Chart showing Percentage of Portfolio Investment:)
Financial Services (19.36%)
Banking (15.35%)
Oil & Gas (8.96%)
Consumer Finance (8.93%)
Printing & Publishing  (8.14%)
Manufacturing (7.08%)
Telecommunications (6.81%)
Consumer Products (4.57%)
Utilities (3.92%)
Insurance (2.08%)
Apparel (2.00%)
Other/1/ (12.80%)


/1/ Industries representing less than 2% of net assets and cash equivalents

Top Ten Equity Holdings of the Portfolio

1. Fannie Mae (10.22%)
2. Freddie Mac (9.14%)
3. Capital One (8.46%)
4. Washington Post (8.14%)
5. Danaher (7.08%)
6. SunTrust Banks (5.20%)
7. Wachovia (4.88%)
8. Exxon Mobil (4.80%)
9. Verizon (4.80%)
10.Bank of America (3.75%)

Top 10 equity holdings comprised 66.47% of the Portfolio's market value of investments ($31,165,220). As of June 30, 2002 the Fund held 46 equity holdings. Portfolio holdings are subject to change at any time.

JPMorgan Value Opportunities Fund
Portfolio of Investments

As of June 30, 2002 (unaudited)

Shares     Issuer                                                        Value
Long-Term Investments _ 99.60%
           Common Stocks _ 99.60%

           Airlines _ 0.90%
  26,000   Southwest Airlines Co.                                  $   420,160

           Apparel _ 2.00%
  25,000   Jones Apparel Group, Inc./1/                                937,500

           Banking _ 15.35%
  25,000   Bank of America Corp.                                     1,759,000
  30,000   Provident Bankshares Corp.                                  710,700
  36,000   SunTrust Banks, Inc.                                      2,437,920
  60,000   Wachovia Corp.                                            2,290,800
                                                                     7,198,420

           Chemicals _ 1.37%
  14,000   Dow Chemical Co.                                            481,320
  10,728   Lyondell Petrochemical Co.                                  161,993
                                                                       643,313

           Computer Software _ 0.52%
   7,000   NCR Corp./1/                                                242,200

           Computers/Computer Hardware _ 0.52%
  15,812   Hewlett-Packard Co.                                         241,607

           Consumer Finance _ 8.93%
  65,000   Capital One Financial Corporation                         3,968,250
  40,000   E-Trade Group /1/                                           218,400
                                                                     4,186,650

           Consumer Products _ 4.57%
   9,000   Kimberly-Clark Corp.                                        558,000
  22,000   Philip Morris Companies, Inc.                               960,960
   7,000   Procter & Gamble Co.                                        625,100
                                                                     2,144,060

           Diversified _ 1.13%
  39,100   Tyco International LTD (Bermuda)                            528,241

           Environmental Services _ 0.83%
  15,000   Waste Management, Inc.                                      390,750

           Financial Services _ 19.36%
  65,000   Fannie Mae                                                4,793,750
  70,000   Freddie Mac                                               4,284,000
                                                                     9,077,750

           Food/Beverage Products _ 0.55%
   4,000   Unilever NV, N.Y. Registered Shares (Netherlands)           259,200

           Insurance _ 2.08%
  10,000   CIGNA Corp.                                                 974,200

           Manufacturing _ 7.08%
  50,000   Danaher Corp.                                           $ 3,317,500

           Metals/Mining _ 1.06%
  15,000   Alcoa Inc.                                                  497,250

           Oil & Gas _ 8.96%
  12,000   ChevronTexaco Corp.                                       1,062,000
   7,000   Conoco Inc.                                                 194,600
  11,000   Devon Energy Corp.                                          542,080
  55,000   Exxon Mobil Corp.                                         2,250,600
   4,000   Valero Energy Corp.                                         149,680
                                                                     4,198,960

           Paper/Forest Products _ 1.04%
   9,000   Bowater Inc.                                                489,330

           Pharmaceuticals _ 0.54%
   5,000   Merck and Co., Inc.                                         253,200

           Printing & Publishing _ 8.14%
   7,000   The Washington Post Co., Class B                          3,815,000
           Restaurants/Food Services _ 0.61%
  10,000   McDonald's Corp.                                            284,500

           Retailing _ 1.42%
   4,000   Federated Department Stores, Inc./1/                        158,800
   3,200   Home Depot, Inc.                                            117,536
  20,000   TJX Companies, Inc.                                         392,200
                                                                       668,536

           Telecommunications _ 6.81%
  65,000   American Tower Corp./1/                                     224,250
  30,000   AT&T Corp.                                                  321,000
  40,000   AT&T Wireless Services, Inc.<F1>                            234,000
  37,000   Sprint Corp./1/                                             165,390
  56,000   Verizon Communications Inc.                               2,248,400
                                                                     3,193,040

           Telecommunications Equipment _ 1.01%
  33,000   Motorola, Inc.                                              475,860

           Toys & Games _ 0.90%
  20,000   Mattel, Inc.                                                421,600

           Utilities _ 3.92%
   5,000   Dominion Resources, Inc.                                    331,000
  13,300   DTE Energy Co.                                              593,712
  10,000   FirstEnergy Corp.                                           333,800
  14,700   Pinnacle West Capital Corp.                                 580,650
                                                                     1,839,162

           Total Long-Term Investments                              46,697,989
           (Cost $23,348,214)

Short-Term Investments _ 0.40%
           Money Market Fund _ 0.40%
 188,513   JPMorgan Prime Money Market Fund /2/                    $   188,513
           (Cost $188,513)

           Total Investments _ 100.00%                            $46,886,502
           (Cost $23,536,727)


/1/ Non-income producing security.
/1/ Affiliated. Money Market Fund registered under the Investment Company Act of 1940, as amended and advised by J.P. Morgan Fleming Asset Management, Inc., an affiliate of the Advisor.


See notes to financial statements.

JPMorgan Value Opportunities Fund
Statement of Assets & Liabilities
As of June 30, 2002 (unaudited)

  Assets:
      Investment securities at value               $ 46,886,502
      Cash                                               40,601
      Interest and dividends receivable                  41,329
      Receivables for Fund shares sold                   14,233
      Other assets                                       41,061
  Total Assets                                                   $  47,023,726

  Liabilities:
      Payable for adviser and management services        26,622
      Payable for distribution plans                     43,638
      Accounts payable and accrued expenses              43,526
  Total Liabilities                                                    113,786

  Net Assets:
      Capital paid in on shares of capital stock     16,647,643
      Undistributed net investment income                87,562
      Accumulated net realized gain                   6,824,960
      Unrealized gains                               23,349,775
  Total Net Assets                                               $  46,909,940

  Total Authorized Capital Stock _
  25,000,000 shares, $.01 par value:
      Class A net assets, 2,345,733 shares outstanding           $  46,856,455
      Class A net asset value per share                          $       19.98
      Class B net assets, 2,688 shares outstanding               $      53,485
      Class B net asset value per share/1/                       $       19.90
  Cost of Investments                                            $  23,536,727


/1/ Redemption price may be reduced by contingent deferred sales charge.


See notes to financial statements

JPMorgan Value Opportunities Fund
Statement of Operations
For the six months ended June 30, 2002 (unaudited)

  Investment Income:
      Dividends                                    $   432,749
      Interest                                           6,181
  Total Investment Income                                        $    438,930
  Expenses:
      Investment advisory fee                          122,845
      Business management fee                           43,468
      Distribution expenses                             62,148
      Transfer agent fee                                50,221
      Auditing and legal fees                           12,213
      Custodian fee                                     14,000
      Directors' fees                                    5,400
      Postage, stationery and supplies                   6,078
      Reports to shareholders                            9,484
      Registration and prospectus                       17,659
      Other                                              7,851
  Total Expenses                                                      351,367
  Net investment income                                                87,563

  Realized and Unrealized Gain (Loss)
      on Investments:
      Net realized gain on equities,
        identified cost basis                        7,215,378
      Net change in unrealized gain                 (9,360,488)
        Net realized and change in unrealized
        gain (loss) on investments                                 (2,145,110)

      Net decrease in net assets resulting
        from operations                                            (2,057,547)

See notes to financial statements.

JPMorgan Value Opportunities Fund
Statement of Changes in Net Assets For the Periods Indicated (unaudited)
                                                          1/1/02       Year
                                                          Through      Ended
                                                          6/30/02    12/31/01
  Increase (Decrease) in Net Assets
      from operations:
      Net investment income                        $     87,563  $      46,776
      Net realized gain on equity investments         7,215,378      5,956,840
      Net change in unrealized gain on investments  (9,360,488)   (15,141,788)
      Net (decrease) in net assets
        from operations                             (2,057,547)    (9,138,172)
  distributions to shareholders from:
      Net investment income                                  _       (37,160)
      Net realized gains                                     _    (5,555,972)
  Total distribution to shareholders                         _    (5,593,132)
  amounts reclassified from undistributed
  earnings to paid-in-capital:                               _      (205,242)
  capital stock transactions:
      Net (decrease) increase in net assets
        resulting from capital stock transactions   (2,286,011)      4,115,184
  Total decrease in net assets                      (4,343,558)   (10,821,362)
  net assets:
      Beginning of period                            51,253,498     62,074,860
      End of period                                $ 46,909,940  $  51,253,498

See notes to financial statements.

JPMorgan Value Opportunities Fund
Notes to Financial Statements (unaudited)

1. Organization
The Growth Fund of Washington, Inc. (the "Fund") was incorporated in Maryland on May 24, 1985 and operated as such through December 30, 2001. The Fund began operating as the JPMorgan Value Opportunities Fund, Inc. on December 31, 2001 with a new investment objective, two share classes, two distribution plans, a new investment adviser, and a new business management contract. The Fund is registered under the Investment Company Act of 1940 (the "Act"), as amended, as an open end, diversified investment company. The Fund's objective is to provide for long-term capital appreciation.

The Fund offers Class A and Class B shares. Class A shares generally have a front-end sales charge while Class B shares provide for a contingent deferred sales charge. All classes have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder service fees, and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreement.

J.P. Morgan Investment Management, Inc. ("JPMIM", a direct wholly-owned subsidiary of J.P. Morgan Chase & Co.) is the Fund's investment adviser (the "Investment Adviser"). Washington Management Corporation ("WMC") is the Fund's business manager (the "Business Manager"). WMC is a wholly owned subsidiary of The Johnston-Lemon Group, Incorporated. J.P. Morgan Fund Distributors, Inc. (the "Distributor"), a wholly owned subsidiary of The BISYS Group, Inc., is the distributor of the Fund's shares.

2. Significant Accounting Policies
The following is a summary of the significant accounting policies of the Fund:

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States which require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements:

A. Valuation of Investments _ Securities (except for short-term obligations) are valued at the last sales price on the exchange or national securities market on which the securities primarily are traded. Securities not listed on an exchange or national securities market, or securities in which there were no reported transactions, are valued at the latest reliable quoted bid price. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value. Any securities for which reliable recent market quotations are not readily available are valued at fair value as determined in good faith under policies approved by the Board of Directors.

B. Securities Transactions and Investment Income _ Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income, including, where applicable, amortization of discount on short-term investments, is recorded on the accrual basis.

C. Federal Income Taxes _ It is the Fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments, to its shareholders. Therefore, no Federal income tax provision is required. During the six months ended June 30, 2002 the following reclassification was made: paid-in-capital was increased by $390,418 and accumulated net realized gain was decreased by $390,418. This reclassification is the result of gains on securities redeemed in kind that were treated as realized gains for financial statement purposes, but were not recognized for tax purposes. Net investment income, net realized gains and net assets were not affected by this change. Cost of securities for tax purposes is the same as for financial reporting purposes.

3. Fees and Other Transactions with Affiliates
A. Investment Advisory Fee _ JPMIM was paid a fee of $122,845 for investment management services for the six months ended June 30, 2002. The JPMIM Investment Advisory Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.500% on the Fund's net assets.

B. Business Management Fee _ WMC was paid a fee of $43,468 for business management services for the six months ended June 30, 2002. The Business Management Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.175% on Fund net assets. The Fund pays all expenses not assumed by the Investment Adviser or Business Manager.

C. Custodian Fees _ Pursuant to the custodian agreement with JPMorgan Chase Bank (a direct wholly-owned subsidiary of J.P. Morgan Chase & Co.), the Fund received credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $14,000 includes $1,317 that was paid by these credits rather than in cash.

D. Shareholder Service Fees _ The Fund adopted a Shareholder Services Plan effective December 31, 2001, which, among other things, provides that the Fund may obtain the services of one or more Shareholder Servicing Agents. For their services, the Agents may receive a fee that is computed daily and paid monthly at an annual rate of up to 0.25% (Class A) and 0.25% (Class B) of the average daily net assets of each of the respective share classes. Class A shares incurred no such expenses and Class B shares incurred $25 in shareholder service expenses during the six months ended June 30, 2002.

E. Distribution Fees _ Each share class has a Distribution Plan. The Class A Plan pays a fee at a maximum annual rate of 0.25% of the Class A average daily net assets. The Class B Plan pays a fee at an annual rate of 0.75% of the Class B average daily net assets. Payments under the Plans are primarily intended to result in the sale and retention of Fund shares including, but not limited to, advertising, sales and other expenses of the Distributor relating to selling or servicing efforts, expenses of organizing and conducting sales seminars, printing of prospectuses and reports for other than existing shareholders, preparation and distribution of advertising material and sales literature, and payments to dealers whose customers purchase Fund shares. Class A shares incurred $62,073 and Class B shares incurred $75 in distribution expenses during the six months ended June, 2002.

Johnston, Lemon & Co. Incorporated, a wholly owned subsidiary of The Johnston-Lemon Group, Incorporated (JLG), earned $18,147 on its retail sales of shares of the Fund and Distribution Plan fee and received no brokerage commissions resulting from purchases and sales of securities for the investment account of the Fund. Sales charges are not an expense of the Fund and, hence, are not reflected in the accompanying Statement of Operations. At June 30, 2002 JLG and affiliates owned 19.6% of the Fund's shares.

All Officers and three Directors of the Fund are "affiliated persons" (as defined in the Act) of the Business Manager and received no remuneration from the Fund in such capacities.

4. Investment Transactions
The Fund made purchases of investment securities, other than short-term securities, of $16,114,637 and sales of $14,284,057 during the six months ended June 30, 2002. Net unrealized gains at June 30, 2002 included unrealized gains of $25,647,130 and unrealized losses of $2,297,355.

5. Capital Share Transactions
Capital stock transactions were as follows for the periods presented:

                                   Class A Shares          Class B Shares
                                 Amount      Shares      Amount      Shares
                                       Six months ended June 30, 2002
Shares sold                 $    268,690        12,756  $   46,764       2,226
  Shares redeemed            (2,601,165)  (124,157   )         300        (15)
  Net (decrease)
    increase in Fund
    shares outstanding      $(2,332,475)     (111,401)  $   46,464       2,211

                                        Year ended December 31, 2001
  Shares sold               $  5,504,972       259,307          _          _
  Shares issued
    in reinvestment
    of distributions           5,100,798       242,294          _          _
  Shares redeemed            (6,490,586)     (257,196)          _          _
  Net increase in Fund
    shares outstanding      $  4,115,184       244,405          _          _


JPMorgan Value Opportunities Fund
Financial Highlights (unaudited)

                                                                 Class A                     Class B
                                               1/1/02                                        1/1/02
                                               through             Year Ended                through
                                               6/30/02  2001    2000    1999    1998    1997   6/30/02
Per share operating performance:
Net asset value, beginning of period           $20.86  $28.05  $28.83  $30.86  $26.09  $20.00  $20.86
Income from investment operations:
  Net investment income (loss)                    .04     .02     .04     .08     .08     .09    (.02)
  Net gains and losses on securities
    (both realized and unrealized)               (.92)  (4.28)    .10   (1.36)   5.95    7.20    (.94)
    Total from investment operations             (.88)  (4.26)    .14   (1.28)   6.03    7.29    (.96)
Less distributions:
  Dividends from net investment income          _       (.02)   (.05)   (.08)   (.07)   (.09)  _
  Distributions from capital gains              _      (2.91)   (.87)   (.67)  (1.19)  (1.11)  _
    Total distributions                         _      (2.93)   (.92)   (.75)  (1.26)  (1.20)  _
Net asset value, end of period                 $19.98  $20.86  $28.05  $28.83  $30.86  $26.09  $19.90
Total return<F1>                                (4.17%)(15.31%)   .65%  (4.15%) 23.22%  36.56%  (4.56%)

Ratios/supplemental data:
  Net assets, end of period (thousands)      $48,920 $51,253 $62,075 $69,741 $77,868 $61,649     $56
  Ratio of expenses to average net assets  1.40%<F2>     1.39%   1.25%   1.18%   1.24%   1.25% 2.24%<F2>
  Ratio of net income to average net assets .36%<F2>      .09%    .21%    .30%    .26%    .35%(.44%)<F2>
Portfolio turnover rate                       29.18%    14.42%  11.73%   8.07%  11.17%  13.03%    29.18%

<F1>
Total return figures do not include the effect of any front-end or deferred sales charge
<F2>Annualized

JPMorgan Funds
Service Center
P.O. Box 219392
Kansas City, MO 64121-9392
1-800-348-4782

OFFICES OF THE FUND AND OF THE BUSINESS MANAGER
Washington Management
Corporation
1101 Vermont Avenue, NW
Washington, DC 20005-3585
202-842-5665

INVESTMENT ADVISOR
J.P. Morgan Investment
Management, Inc.

CUSTODIAN
JPMorgan Chase Bank

DISTRIBUTOR
J.P. Morgan Fund Distributors, Inc.

TRANSFER AGENT
DST Systems, Inc.

LEGAL COUNSEL
Thompson, O'Donnell, Markham, Norton & Hannon

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP

Semi-annual Report

JPMorgan Funds are distributed by J.P. Morgan Fund Distributors, Inc., which is unaffiliated with The JPMorgan Chase Bank (Chase). Chase and its respective affiliates receive compensation from JPMorgan Funds for providing services to the Funds.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a prospectus. As with all unaudited semi-annual reports, the financial information in this report has been taken from the books and records of the Fund without examination by independent accountants, who express no opinion thereto.

To obtain a prospectus for any of the JPMorgan Funds, call
1-800-348-4782. The prospectus contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

JPMorgan Funds Fulfillment Center
393 Manley Street
West Bridgewater, MA 02379-1039

(C)J.P. Morgan Chase & Co., 2002 All Rights Reserved, June 2002.

SAN-VO-602